SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 8, 2004

ALCOA INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	1-3610	25-0317820
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

201 Isabella Street, Pittsburgh, Pennsylvania	15212-5858
(Address of Principal Executive Offices)	(Zip Code)

Office of Investor Relations 212-836-2674

Office of the Secretary 412-553-4707

(Registrant’s telephone number, including area code)

Item 12.	Results of Operations and Financial Condition.

On January 8, 2004, Alcoa Inc. issued a press release announcing its earnings for the fourth quarter of 2003. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. A copy of supplemental financial information that accompanied the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Exhibits:

99.1	Press release, dated January 8, 2004, issued by Alcoa Inc.
99.2	Supplemental Financial Information of Alcoa Inc.

* * * * *

The information in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCOA INC.

By:	/s/ Lawrence R. Purtell

Lawrence R. Purtell Executive Vice President and General Counsel

Dated: January 9, 2004

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INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release, dated January 8, 2004, issued by Alcoa Inc.

99.2	Supplemental Financial Information of Alcoa Inc.

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